U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C.  20549
                               __________________

                               Amendment No. 1 to
                                 FORM 8-K 12g-3

                                 CURRENT REPORT
          Pursuant to Section 13 or 15(d) of the Securities Act of 1934



Date of Report (Date of earliest event reported):     August 20, 2001
                                                   -----------------------



                                   MyPlan USA, Inc.
                       ------------------------------------
             (Exact name of registrant as specified in its charter)


                   Nevada          000-33115           52-2357837
                   ------          ----------          ----------

         (State or other          (Commission          (I.R.S. Employer
         jurisdiction             File Number)        Identification No.)
       of incorporation)


     340  West  Cordova  St.  Suite  701
     Vancouver,  BC, Canada                                V6B  2V2
     -----------------------------------------             -------
     (Address of principal executive offices)             (Zip Code)

with copies to:
      141-757 West Hastings Street, Suite 676
      Vancouver, British Columbia, V6C 1A1


Registrant's telephone number, including area code:     (604) 681-7806
                                                    -----------------------


Former Name and Address (on Form 10-QSB filed August 9, 2001):

           VJG4, Inc.*
           1601 Fifth Avenue, Suite 2100
           Seattle, Washington  98101
           USA

*This report is being filed with the Commission by the Registrant as a Successor Issuer to VJG4, Inc. by virtue of Rule 12g-3(a) under the Securities Exchange Act of 1934, as amended. The Commission File Number of VJG4, Inc. is 000-32107 and its CIK is 0001129722.

INFORMATION TO BE INCLUDED IN THE REPORT


                                                                            Page
                                                                            ----
Item 1.  Changes in Control of Registrant                                      3

Item 2.  Acquisition or Disposition of Assets                                  3
         (a)  Description of Business                                          4
         (b)  Management's Discussion and Analysis or Plan of Operation       11
         (c)  Description of Property                                         21
         (d)  Security Ownership of Certain Beneficial Owners and Management  21
         (e)  Directors and Executive Officers                                22
         (f)  Executive Compensation                                          23
         (g)  Certain Relationships and Related Transactions                  24
         (h)  Description of Securities                                       24
         (i)  Market Price of and Dividends on the Registrant's Common
              Equity and Other Shareholder Matters                            25
         (j)  Legal Proceedings                                               26
         (k)  Changes in and Disagreements With Accountants                   26
         (l)  Recent Sales of Unregistered Securities                         26
         (m)  Indemnification of Directors and Officers                       26
         (n)  Reports to Shareholders                                         27

Item 5.  Other Events and Regulation FD Disclosure                            27

Item 7.  Financial Statements, Pro Forma Comment and Exhibits                 28

SIGNATURES                                                                    36

ITEM 1. CHANGES IN CONTROL OF REGISTRANT

Merger Agreement
----------------

Pursuant  to  an  Agreement  and  Plan  of Merger (the "Merger Agreement") dated
August 20, 2001, MyPlan USA, Inc. (the "Company"), a Nevada corporation, acquired all of the outstanding shares of common stock of VJG4, Inc. ("VJG"), a Washington State corporation, from the shareholders of VJG in an exchange for an aggregate of 50,000 shares of common stock of the Company plus $40,000.00 and merged with VJG (the "Merger").

The Merger was approved by the unanimous consent of the Board of Directors of VJG and its shareholders on August 20, 2001. The Merger was also approved by unanimous consent of the Board of Directors of the Company on August 20, 2001. No Company shareholder vote was required. The Merger was effective on August 21, 2001. The Merger is intended to qualify as a reorganization within the meaning of Section 368(a)(1)(B) of the Internal Revenue Code of 1986, as amended.

Upon effectiveness of the Merger, pursuant to Rule 12g-3(a) of the General rules and Regulations of the U.S. Securities and Exchange Commission ("SEC"), the
Company elected to become the successor issuer to VJG for reporting purposes under the Securities Exchange Act of 1934, as amended (the "Exchange Act") and elects to report under the Exchange Act effective August 21, 2001.

A copy of the Merger Agreement is filed as an exhibit to this Form 8-K and is incorporated in its entirety herein. The foregoing description is modified by such reference.

Control of the Company
----------------------

The Company had 16,966,000 shares of common stock, $0.001 par value per share, issued and outstanding prior to the Merger, and 17,016,000 shares issued and outstanding following the Merger. VJG had 2,050,000 shares of common stock, par value $0.0001 per share, issued and outstanding prior to the Merger. Immediately upon the effectiveness of the Merger, each VJG share of common stock was cancelled.

The executive officer and director of VJG, Chapin Wilson, resigned such offices as a result of the Merger. The executive officers and directors of the Company will serve as the executive officers and directors of the surviving corporation.

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS

Upon the effective date of the merger, August 21, 2001, VJG ceased to exist and all of its assets and liabilities became those of the Company.

The consideration exchanged pursuant to the Merger Agreement was negotiated between VJG and the Company. In evaluating the Merger, VJG used criteria such as the value of assets of the Company, the Company's anticipated operations and acquisitions, business name and reputation, quality of management, and current and anticipated operations. VJG determined that the consideration for the Merger was reasonable. In evaluating VJG, the Company primarily focused on VJG's status as a reporting issuer under Section 12(g) of the Exchange Act.

In exchange for all of the outstanding shares of common stock of VJG, being 2,050,000 common shares, the Company issued from its treasury an aggregate of 50,000 shares of its common stock, valued at $0.02 per share, and $40,000.00 to the two shareholders of VJG.

The offering of the Company's shares to the shareholders of VJG was conducted pursuant to an exemption from registration, namely Rule 506 of Regulation D and/or Section 4(2) under the Securities Act of 1933, as amended (the "Act"). As a result, the 50,000 shares of the Company's common stock held by the shareholders of VJG are "restricted securities" subject to Rule 144 of the Act.

                        (a) DESCRIPTION OF BUSINESS

Description of the Business of VJG
----------------------------------

VJG was organized under the laws of the State of Washington on May 3, 1999. VJG's principal business objective has been to locate and acquire an operating business entity, which management of VJG determined would be a suitable acquisition (a "Target Company"). VJG recognized that as a result of its limited financial, managerial and other resources, the pool of suitable businesses that would be available to it would be limited. VJG's principal business objective was focused on long term growth upon acquisition of a Target Company.

In order to better facilitate its business goals, VJG voluntarily filed with the SEC a Form 10-SB on December 8, 2000 and became a "reporting issuer" under the Exchange Act on February 6, 2001. From the time it became a reporting issuer until the Merger, VJG did not engage in any business activities other than identifying and investigating potential Target Companies. With its limited finances and absence of material assets or liabilities, VJG decided to forego the acquisition of another business and instead agreed to be acquired by the Company. Under the terms of the Merger, all of the outstanding assets and liabilities of VJG were assumed by the Company.

Further detailed information about VJG can be found in its Form 10-SB filed with the SEC on December 8, 2000.

Description of Business of the Company
--------------------------------------

Background
The Company commenced pre-incorporation activities in November, 2000, and prepared its business plan prior to incorporating in Nevada on August 2, 2001. The Company entered into the Merger Agreement with VJG shortly thereafter on August 20, 2001.

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Products and Services

Animation production includes three phases: pre-production, production and post-production.

   PRE-PRODUCTION involves the following activities: scenario writing,; scenario synopsis and story boarding; image sketching and conceptual drawing; character designing; sequential layout with continuity; and film planning.

   PRODUCTION involves the following activities: character designing; drawing thumbnail animation; animating; pencil testing; key-animation; clean-up animation; in between animation; background painting; setting and stage making; sound track recording with exposure sheet; and camera operation and filming.

   POST PRODUCTION involves the following activities: editing; mixing; and recording.

The Company was formed with the objective of becoming an entertainment media firm that provides services to the animation production and related entertainment industry in the following capacities:

*   Pre-production of animation project management;
*   Subcontracted distribution services for studios in the animation industry;
    and
* Global networking source for production and post-production services related to animation and entertainment projects

   Pre-Production of Animation Project Management
   ----------------------------------------------

The Company plans to participate in the development and pre-production of animation projects by offering its services at the pre-production stage and being involved in concept and character development, designing, story boarding, and scenario or story composition on a sub-contract basis. Among pre-production activities, the Company intends to emphasize overall project planning, finished product sales, and the marketing of pre-production subcontracted facilities.

Apart from the primary activity of pre-production animation and the marketing of the entire subcontracted production process, the Company believes the derivative market, which includes video, game, character, printing and brand licensing, will provide another source of customers. The derivative market forms a separate industry segment and, in terms of market volume, occupies an increasing portion of the overall sales of the larger animation industry. In addition, the derivative market's products tend to extend the average life cycle of animation by moving mainstream images into the derivative areas.

   Subcontracted Distribution Services for Studios in the Animation Industry
   -------------------------------------------------------------------------

Subcontract production is a common practice in the United States animation industry. Most resellers or distributors do not add value to a product such as software or other add-up services, nor do they integrate the products with others. The Company aims to distinguish itself through these channels by creating additional value from utilizing its knowledge and experiences in market trends and customer information. In addition, the Company intends to identify animation subcontractors according to each of their specialties in the production process and in the differing types of animation.

   Global Sourcing Network
   -----------------------

The Company then plans to develop a global sourcing network to cover the full production procedures of various animation projects. Over the long term, the Company has the objective of becoming a global sales channel for small and medium sized animation production companies located in Asia. The Company plans to represent those companies in the global market with the following activities: identifying potential customers; planning for market access and sales; generating inquiries from potential customers; developing new customers and obtaining orders; arranging and negotiating the terms and conditions of performance and payment; and handling overall relationships between the customer and the subcontracted animation studios.

   Outsourcing of Production and Post-Production
   ---------------------------------------------

Most of the work in the production and post-production phases is to be outsourced to subcontractors. The Company and its subcontractor will have responsibility for controlling and supervising each stage. The Company intends to ensure production quality by utilizing a line test system within the production process, by creating communication between each operator to minimize the costs of production and by implementing a comprehensive management system that combines the director, supervisor, animation, checking and digital enhancement all via the Internet.

All production processes are to be managed and supervised by access to the computers on which the project is created. All projects are to be assigned sufficient time to complete successfully each aspect of the creative process.

Marketplace

The animation industry can be characterized as a typical "high-risk high-return" industry. Successful animation products can yield a tremendous dollar turnover. As an example, "Lion King", the biggest hit of cell animation and "Toy Story". However, only a few productions generate revenue at these levels. Most generate significantly less revenue.

Unlike conventional manufacturing industries, there are cases where unknown and small sized production firms present very successful animations. By contrast, many animations presented by well known, large production companies with seemingly limitless budgets end up failing. This does not mean that budget or company size is not a significant factor in animation production. Money alone is not a sufficient condition of success but is one of many necessary conditions required to produce a successful animation. Critical success factors of this industry entail creativeness, technology, motivated staff and skilled marketing.

The Company believes that the animation industry is not yet matured nor dominated by major players in the market. The industry continues to be vigorously competitive. It is quite true that existing market participants have some advantage compared to new-comers, but the Company believes that the advantage is not as substantial nor as lasting as in other industries.

A steady growth trend remains unchanged for the animation market. For example, according to the Roncarelli Report on the Computer Animation Industry 2000, the world's computer animation market size has grown from $5 billion in 1994 to $29.5 billion in 2000, an approximately $4 billion per year expansion.

Due to the rapid move into digitalization and the improvement of related technologies such as computer graphics, MPEG and user interface technologies, '3D animation' and 'flash animation' are expanding their position in the market and tend to stimulate the market demand for animated entertainment. The Company intends to be cutting edge in its use of available and developing technologies.

   Market Trends and Characteristics
   ---------------------------------

The animation market can be categorized into theater animation and television animation. It is well known in the industry that major players, like Walt Disney and 20th Century Fox, have long dominated the theater animation market and this trend is expected to continue.


When it comes to television animation, Japan animation or "Japanimation" appears to be continuously expanding its market share. Increasing numbers of television animations are utilizing Japanimation.

It is believed by the Company that new, less costly, production methods utilizing computer graphic technologies and global sourcing networks are becoming the trend in animation production. It is also believed by the Company that one of the most prevalent and outstanding changes in the animation market is the transition from 2D animation to 3D animation. 3D animation was first introduced in the United States. The most noticeable 3D animation innovator was Pixar. Through 'Toy Story', launched November 22, 1995, Pixar presented its 3D animation technology to the world. It is well known in the industry that Toy Story was distributed by Walt Disney and generated $184 million of profit. Moreover, it won critics' high praise and, as a result, received an Academy award.
Another important feature of the animation industry is that it creates a derivative market. The derivative market is often bigger than the animation market itself. From computer games to character marketing, its variety is vast and still expanding. This one-source, multi-use feature results in one successful animation triggering the development of video, character licensing, game and other related businesses. The Company believes that as more new animations are introduced and the derivative market expands and diversifies, the animation industry, as the "source of derivatives", is creating new demands and expanding into new markets all over the world.

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Market Size
------------

The overall size of the animation industry is difficult to measure. Since animation is one sector of the entertainment industry that includes all of the contents of broadcasting, it's hard to find any segregated market statistics for animation. In addition, since the derivative market is continually expanding with new market genres being created worldwide, it is more practical to break down the industry into smaller sectors and areas.

The global market volume of animation alone was estimated by the Company to be around $70 billion in 1997. Included in this figure, theater animation was approximately $6 billion (estimates are from Company staff industry knowledge). The overall market size including character licensing and games is estimated by the Company to be hundreds of billions of dollars.

According to an announcement from "Frost & Sullivan", a leading market survey institute, total sales of 3D animation related software in the U.S. was estimated to be $185 million in 1997. The annual growth rate was 26%. 3D animation is used in 6 categories comprising video games, modeling, broadcasting, educational programs, corporate material and web page development.

   Primary Market
   --------------

As a subcontract market distributor of animation production, the Company will strive to develop global sales channels. The Company intends to identify subcontractors according to each subcontractor's specialties in the production process and in the types of animation. The Company then plans to develop sales agreements with the subcontractors and then be able to cover the full production procedures for any animation project. The Company intends to negotiate to represent those projects in the United States market, thereby developing new customers.

The Company's primary target customers are major animation production firms such as Walt Disney, 20th Century Fox, Wildstorm Production and other broadcasting companies. The Company plans to proactively develop potential prospects in the United States and other advanced markets.

Potential customers of the Company are categorized as follows:

  * Full production animation companies
  * General entertainment enterprises
  * Pre-production companies
  * Broadcasting companies
  * Animation distributors

   Derivative Market
   -----------------

When it comes to the derivative (secondary) market that includes video, game, character, printing and character licensing, the Company will proactively develop potential clients in the global market.

Potential customers of the derivative market are categorized as follows:

  * Game development companies
  * Character licensees such as garment manufacturers, stationary products, fashion accessories and food and beverage container manufacturers
  * Web content providers
  * Other entertainment firms

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The Company believes that high quality customer service and an effective support system are critical to successful marketing and sales and intends to establish a comprehensive service and support organization to manage customer relationships.

Competition

The animation market is fragmented and highly competitive. Competitors range from the most well-known majors such as Walt Disney to unknown smaller firms. The market competition is particularly vigorous in the newly developed genres of '3D animation' and 'flash animation'. There are no specific barriers to market entry and many companies have entered the market.

The Company believes that factors critical to success in the industry include creativeness, technology, highly skilled and motivated staff, an effective marketing strategy, strong management support, and adequate funding.

   Creativity. Successful animations, such as Toy Story and Chicken Run, tend to grab both media and audience attention due primarily to their creativity and overall production quality. Traditional 2D animations also bring forth creativity from traditional story lines.

   Technology. Innovative technology exposes audiences to a variety of animation and special effects.

   Skilled Staff. Similar to any industry, the animation industry has an absolute need for skilled and motivated manpower. Without an adequate number of skilled staff, animation companies, and the industry as a whole, will suffer.

   Current Status of Competition by Region
   ---------------------------------------

   United States. It is common practice to subcontract work in the production and post-production stages of theater animation, which stages are composed primarily of labor intensive work such as drawing, painting, printing and mixing. Major subcontractors are clustered in the Far East nations, including Korea, China and Taiwan. Competition between subcontractors is intense and the market is highly price- and technology-sensitive. As market competition intensifies, Canadian studios are replacing U.S. studios because the subcontractors' market for television animation is facing a downturn in the U.S. As a result, subcontractors are facing a more competitive marketplace.

   Japan. When it comes to theater animation, Walt Disney and other major American companies dominate the market. However, Japanese animation studios dominate the television animation market. Japanese animation comprises a majority portion of the overall subcontracted television animation market dominated by Walt Disney and Warner Brothers. It is well known in the industry that MTV, Cartoon Networks and a number of other well known American studios form the major part of the competition.

   Korea. Korea, a major animation market, has seen rapid growth in both market share and animation technology. Korea's animation industry is expected to grow to about a $1.2 billion market by the end of 2001. [September 1999 Research Institute of Information and Telecommunication] Included in this market estimate $79 million is expected to be generated by subcontracted animation studio work. In Korea, there are more than 200 small and medium sized subcontract studios (estimated at the end of the year 2000). [September 1999 Research Institute of Information and Telecommunication] In Korea, the 'Ministry of Culture and Travel' established an animation curriculum in colleges and universities. This new program will ensure a sufficient supply of well trained animation technicians and artists for the growing animation industry in Korea. The Korean subcontractors share their market with competitive Chinese and Taiwanese production studios. As part of this competition for market share, Korean studios have joined the world's trend into 3D animation and have developed remarkable animation skills and technological enhancements. As a result, Korea has become another participant and serious competitor for work subcontracted by the major American and Japanese production companies. In order to overcome any substantial reduction in the subcontract business, Korean production companies have put successful marketing efforts into forming strategic alliances with well-known production companies in the U.S. and Japan not only to acquire new technologies but to be involved in the pre-production phase as well.

   Overall Competitive Advantage
   -----------------------------

As the Company develops its role as a subcontract market distributor of animation production, it has an advantage not only in entering the animation pre-production market but also in establishing a global sourcing network within the overall animation industry, including its derivative industry vendors from production to character licensees. The Company has established a strong working relationship with MyPlan Korea (MPK). MPK has established itself as a post-production supplier of animations (such as Watership Down, Rainbow Fish, Spy vs. Spy, and Freaky Stories) to well known U.S. and Japanese animation production companies such as Wildstorm Productions and Hallmark Entertainment. Maintaining a good reputation in terms of quality control, delivery and innovation in production methods, MPK has enjoyed dramatic growth in recent years.

The Company believes that its relationship with MPK will enable it to secure existing clients of MPK and more easily identify and access further potential clients. It also gives valuable synergies to the Company in surveying market trends, technological innovations and cost savings. In addition, the Company believes it will benefit from the experiences in production and post-production of MPK.

By establishing a global sourcing network and following its marketing strategy, the Company will seek to generate powerful synergies and enhance its competitiveness in the animation market. The Company's long-term goal is to lead its market and maximize potential revenue.

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The Company believes that quality is one of the most basic and fundamental issues in animation production. The Company's quality control system will minimize "retake rates" and will ensure on-time production. The entire production process will be managed and supervised via the Internet and computers. Thus, the Company will utilize the latest procedures in technical production and supervision with the objective of maintaining a leading edge in these procedures.

Intellectual Property

As far as subcontracted products are concerned, all copyrights and properties belong to the customer. It is quite possible, however, that the subcontractor holds a certain synergistic advantage when negotiating for a character license or distribution contract.

Employees

As of August 21, 2001, the Company has six employees: two in administration and finance; two in sales and marketing; and two in production. The Company believes that its strength of the Company is found in the combined experience of the Company's officers and employees. The Company believes that the combination of skills will enable the Company to develop the industry relationships required to obtain and broker subcontract animation projects.

Press Release on Merger
-----------------------

The Company issued a press release with respect to the Merger on August 24, 2001, a copy of which is attached as Exhibit 99.1 to this Form 8-K.

                  (b) MANAGEMENT'S DISCUSSION AND ANALYSIS
                            OR PLAN OF OPERATIONS

Plan of Operations
------------------

As a newly incorporated firm, the Company has no previous business activity. The following discussion and analysis should be read in conjunction with the Company's financial statements and notes thereto and other financial information included elsewhere in this Form 8-K. This Form 8-K contains, in addition to historical information, forward looking statements that involve risks and uncertainties. The Company's actual results could differ materially from the results discussed in the forward looking statements.

The Company has received the following orders as a subcontracted distributor to market the following products currently in the post-production stage:

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Page 12

Name of product     Number of episodes       Customer
-----------------   --------------------     --------
Rescue Heroes       7 episodes /20 minutes   NELVANA (Canada)
Snoopy              1 episode /25 minutes    MAD T.V.

New products under planning and development include Horang-ee and Gatchee (A Tiger and a Magpie). The Company is co-producing "Horang-ee and Gatchee" currently in the initial stage of pre-production and intended to be a television animation program. Should the animation turn out to be successful as a television network show, the Company will re-produce it in a theater animation version. The project is expected to appeal to children and teenagers.

The overall production budget from pre-production through promotion and advertising for "Horang-ee and Gatchee" is set at $7 million. The largest portion of the budget is allocated to production (35%) and to promotion and advertising (35%). The balance of the budget consists of pre-production expenses including project development (20%) and post-production costs (10%).

The Company plans to raise the required funds through various activities such as participation in animation festivals to bring the Company's services to the attention of the industry and potential investors and by soliciting funds from capital sources in the United States and Asia regions. A major source of required capital could be capital investments from venture capital firms as well as advances from broadcasting companies committed to buying the animation.

   Profit-Loss Projection
   ----------------------

The Company will record its sales in two categories: 1) subcontract sales and 2) new product sales. The Company will further record revenues from pre-production.

As a marketing and sales representative of small- and medium-sized animation production companies in the Asian region, the Company intends to sell production companies' products into the global market on a commission basis. The Company is targeting to generate up to $2.5 million of gross sales from subcontract deals in the next 12 months and intends to earn a 10% commission on these gross sales. The Company has no way of determining its future sales. The revenue projected to be earned in the short-term will depend upon the Company's ability to successfully launch its business and establish a targeted sourcing network with production companies in the Asian region.

The Company forecasts that its animation "Horang-ee and Gatchee" will generate gross revenues of up to $17.5 million over three years. Revenue is anticipated to come primarily from direct sales of the animation to broadcasting companies, sales of videotapes and DVD titles and sales from character licensing. The actual revenue generated from the animation may be less than that forecasted by the Company and could be under $7 million. In addition, the budget for producing the animation could be higher than the forecast of $7 million. In either or both cases, the Company could incur a loss from the animation and has no way of accurately forecasting any revenue.

It is difficult to estimate the volume of derivative sales with any accuracy, and as a result any sales projections by target customer could be over or under estimated.

The Company plans to develop and present at least one animation each year. The Company expects to operate at a loss until such time as its marketing and production plans materialize.

Liquidity and Capital Resources
-------------------------------

The Company's initial sources of liquidity will be cash from operations, working capital lines of credit, debt and equity financing. Since the Company has no operating history, it must rely on equity and/or debt financing in the initial stage of operations. The Company will be required to raise additional funds in order to produce and present television animation projects that are under development. There can be no assurances that financing, whether debt or equity, will be available to the Company in the amount required at any particular time or for any particular period, or if available, that it can be obtained on terms satisfactory to the Company. The Company has no arrangements with its officers, directors or affiliates to provide liquidity to the Company.

The Company anticipates that it will need to raise additional capital within the next 12 months in order to continue effectively. Such additional capital may be raised through additional public or private financings, as well as through loans and other resources. To the extent that additional capital is raised through the sale of equity or equity-related securities, the issuance of such securities could result in dilution to the Company's stockholders. There can be no assurance that additional funding will be available on favorable terms, if at all. If adequate funds are not available within the next 12 months, the Company may be required to curtail its operations significantly or to obtain funds through entering into arrangements with collaborative partners or others that may require it to relinquish rights to a certain part of the Company's assets that it would not otherwise relinquish.

Forward Looking Statements
--------------------------

This  Form  8-K  includes  "forward-looking  statements"  within  the meaning of
Section 27A of the 1933 Act and Section 21E of the Exchange Act. Any statements that express or involve discussions with respect to predictions, expectations, beliefs, plans, projections, objections, assumptions or future events or performance (often, but not always, using words or phrases such as "expects" or "does not expect", "is expected", "anticipates", or "does not anticipate", "plans", "estimates", or "intends" or stating that certain actions, events or results "may", "could", "would", "might", or "will" be taken, occur or be achieved) are not statements of historical fact and may be "forward looking statements". All statements, other than statements of historical facts, included in this registration statement, including, without limitation, the statements under and located elsewhere herein regarding industry prospects and the Company's financial position are forward-looking statements. Forward-Looking Statements are based on expectations, estimates and projections at the time the statements are being made so that they involve a number of risks and uncertainties that could cause actual results or events to differ materially form those anticipated. Although the Company believes that the expectations reflected in such forward-looking statements are reasonable, it can give no assurances that such expectations will prove to have been correct. A shareholder or prospective shareholder should bear this in mind when assessing the Company's business.

Risk Factors Associated with the Company and Its Business
---------------------------------------------------------

The following risks relate specifically to the Company's business and should be considered carefully. The Company's business, financial condition and results of operations could be materially and adversely affected by any of the following risks.

   LIMITED OPERATING HISTORY.

The Company's limited operating history makes evaluation of the Company's current business and the forecasting of the Company's future results difficult. The Company has only a limited operating history upon which an evaluation of the Company's current business and prospects can be based, each of which must be considered in light of the risks, expenses and problems frequently encountered by all companies in the early stages of development. The Company has no record of commercial production, earnings or sales. The Company, therefore, is considered promotional and in its early formative and development stage. There is no assurance that the Company's products will achieve sales at a commercially viable level.

   THE COMPANY ANTICIPATES INCURRING LOSSES INTO THE FUTURE.

The Company anticipates incurring losses for the foreseeable future. The extent of future losses will depend, in part, on the amount of growth in revenues from the Company's services and products. The Company expects that operating costs will increase during the next several years, especially in the areas of sales and marketing, product development and general and administrative expenses as it pursues its business strategy. Thus, the Company will need to generate increased revenues faster than the rate of growth in costs to achieve profitability. To the extent that increases in its operating expenses precede or are not subsequently followed by corresponding increases in revenues, or if it is unable to adjust operating expense levels accordingly, the Company's business, results of operations and financial condition would be materially and adversely affected. There can be no assurance that the Company will sustain profitability or that its operating losses will not increase in the future.

   COMPETITION FROM LARGER COMPANIES IS EXPECTED.

The industries in which the Company competes are intensely competitive and the Company competes and will compete with companies having greater financial and technical resources. Therefore, to the extent that the Company is able to establish sales, revenues and profits, there is no assurance that it would be able to sustain such sales, revenues and profits. Moreover, although not a major factor today, if and when the Company begins achieving its objectives, larger, better financed companies in peripheral businesses may be attracted to the Company's markets. They may be prepared to spend large sums quickly to develop competitive products and to mount major marketing campaigns. The Company is aware of this possibility and hopes to establish itself as an industry leader early on. Time is of the essence and the Company's financing and marketing programs are essential to minimize this risk.

   THE COMPANY WILL DEPEND ON A LIMITED NUMBER OF SUBCONTRACT SUPPLIERS.

Serving as a subcontract market distributor of animation production is one of the primary businesses of the Company. In the case that any subcontractors the Company is representing fail to meet delivery, quality and technology requirements of the customer, the Company would be exposed to the possible risks of taking responsibility for customers' claims and could suffer a possible loss of revenues or higher than anticipated costs of revenues, any of which could seriously harm its operating results.

   THE COMPANY'S ABILITY TO ATTRACT ADDITIONAL FINANCING AS NEEDED MAY AFFECT ITS FUTURE SUCCESS.

The Company will require additional financings as it expects negative operating cash flow for the foreseeable future until income from its operations has grown to cover the cost of their support and development. Such financing, if obtained by the Company, may result in the issuance of additional securities and may not be available on terms favorable to it. The Company expects that it will continue to experience negative operating cash flow for the foreseeable future as a result of significant spending on product development, marketing and infrastructure. Accordingly, the Company may need to raise additional funds in a timely manner in order to fund its marketing and distribution of its products, respond to competitive pressures or acquire complementary products, businesses or technologies. Additional funds will have to be raised through the issuance of equity or convertible debt securities causing the percentage of ownership of the Company's current stockholders to be reduced, stockholders to experience additional dilution, and such securities may have rights, preferences or privileges senior to those of the holders of its common stock. The Company does not have any contractual restrictions on the Company's ability to incur debt and, accordingly, the Company could incur significant amounts of indebtedness to finance its operations. Any such indebtedness could contain covenants that would restrict the Company's operations. There can be no assurance that additional financing, if and when needed, will be available on terms favorable to the Company or at all. If adequate funds are not available or are not available on acceptable terms, it would have a material adverse effect on the Company's ability to fund its expansion, take advantage of acquisition opportunities, develop or enhance services or products or respond to competitive pressures.

   THE COMPANY'S FINANCING REQUIREMENTS MAY INCREASE IN ORDER TO OBTAIN PRODUCTION CAPABILITY IN THE FUTURE.

To obtain production capability, the Company may be required to make deposits, equipment purchases, loans, joint ventures, equity investments or technology licenses in or with other companies. These transactions could involve a commitment of substantial amounts of the Company's capital and technology licenses in return for production capacity. The Company may be required to seek additional debt or equity financing if the Company needs substantial capital in order to secure this capacity and the Company cannot be assured that it will be able to obtain such financing.

   ANY SIGNIFICANT DETERIORATION IN THE GENERAL ECONOMIC CONDITIONS WOULD HAVE AN ADVERSE EFFECT ON THE COMPANY'S BUSINESS, RESULTS OF OPERATIONS, AND FINANCIAL CONDITION.

The success of the Company's operations depends to a significant extent upon a number of factors relating to discretionary consumer spending, including economic conditions (and perceptions of such conditions by consumers) affecting disposable consumer income such as employment, wages, salaries, business conditions, interest rates, availability of credit and taxation for the economy as a whole and in regional and local markets where the Company operates. There can be no assurance that consumer spending will not be adversely affected by general economic conditions, which could negatively impact the Company's results of operations and financial conditions. Any significant deterioration in general economic conditions or increases in interest rates may inhibit consumers' use of credit and cause a material adverse effect on the Company's revenues and profitability. Any significant deterioration in general economic conditions that adversely affects these companies could also have a material adverse effect on the Company's business, results of operations and financial condition.

   NO DIVIDENDS DECLARED NOR ANY LIKELY TO BE DECLARED IN THE FUTURE.

The Company has not declared any dividends since inception, and has no present intention of paying any cash dividends on its common stock in the foreseeable future. The payment by the Company of dividends, if any, in the future rests with the discretion of the Company's Board of Directors and will depend, among other things, upon the Company's earnings, its capital requirements and financial condition, as well as other relevant factors.

   THE POSSIBLE ISSUANCE OF ADDITIONAL SHARES MAY IMPACT THE VALUE OF THE COMPANY'S COMMON STOCK.

The Company is authorized to issue up to 100 million shares of common stock. It is the Company's intention to issue more shares than are currently outstanding. Sales of substantial amounts of common stock (including shares issuable upon the exercise of stock options, the conversion of notes payable and the exercise of warrants), or the perception that such sales could occur, could materially adversely affect prevailing market prices for the common stock and the ability of the Company to raise equity capital in the future.

   MARKET ACCEPTANCE.

The viability of the Company is dependent upon the market demand for its current and future services. There is no assurance that the level of market demand that will allow for continuation and growth of the Company's business operations. In addition, the Company will need to develop new processes to maintain its operations in the longer term. The development and launching of such processes can involve significant expenditure. There can be no assurance that the Company will have sufficient financial resources to fund such programs and whether such undertaking will be commercially successful.

   ADEQUATE LABOR AND DEPENDENCE UPON KEY PERSONNEL; NO EMPLOYMENT AGREEMENTS.

The Company will depend upon recruiting and maintaining qualified personnel to staff its operations. The Company believes that such personnel are currently available at reasonable salaries and wages. There can be no assurance, however, that such personnel will always be available in the future. The continuing development of the Company's products has been almost entirely dependent on the skills of management and certain key employees of the Company with which the Company has no employment agreements. Loss of the services of any of the management team and key employees could have a material adverse effect upon the Company.

   IF THE COMPANY'S SUBCONTRACT SUPPLIERS DISCONTINUE THE PRODUCTS NEEDED TO MEET THE COMPANY'S DEMANDS, OR FAIL TO UPGRADE THE TECHNOLOGIES NEEDED TO PRODUCE THE COMPANY'S PRODUCTS, THE COMPANY MAY FACE PRODUCTION DELAYS AND LOWER THE COMPANY'S ANTICIPATED REVENUES.

The Company's products requirements may represent a small portion of the total production of the subcontract suppliers that produce the Company's animations. As a result, the Company is subject to the risk that a subcontract supplier may cease production on an older or lower-volume producing process that it uses to produce the Company's animations. Each of these events could increase the Company's costs and harm the Company's ability to deliver its products on time.

   THE COMPANY'S GROWTH DEPENDS ON ITS ABILITY TO COMMERCIALIZE PRODUCTS.

A significant amount of the Company's revenue is projected to come from the commission for the sales of subcontract production and post-production. This type of business encounters competition and is price sensitive. While the Company is currently identifying new customers, the Company cannot be assured that the Company will successfully identify potential buyers and their needs on time, establish distribution channels, forecast market trends or appropriately estimate demand size for its products and services.

   THE COMPANY'S OPERATING EXPENSES ARE ANTICIPATED TO BE RELATIVELY FIXED AND THEREFORE THE COMPANY MAY HAVE LIMITED ABILITY TO REDUCE EXPENSES QUICKLY IN RESPONSE TO ANY REVENUE SHORTFALL.

The Company anticipates that its operating expenses will be relatively fixed, and the Company therefore has limited ability to reduce expenses quickly in response to any revenue shortfalls. Consequently, the Company's operating results will be harmed if the Company's revenues do not meet its revenue projections. The Company may experience revenue shortfalls for the following reasons: significant pricing pressures that occur due to competition, over supply, or other reasons; sudden shortages of human resources or production capability constraints that lead the Company's suppliers to allocate available supplies or capacity to other customers which, in turn, harm the Company's ability to meet its sales obligations; and the reduction, rescheduling or cancellation of customer orders.

   THE COMPANY'S ABILITY TO COMPETE SUCCESSFULLY WILL DEPEND, IN PART, ON ITS ABILITY TO PROTECT ITS INTELLECTUAL PROPERTY RIGHTS, WHICH THE COMPANY MAY NOT BE ABLE TO PROTECT.

The Company will rely on a combination of patent, trade secrets, copyright, non disclosure agreements and other contractual provisions and technical measures to protect its intellectual property rights. Policing unauthorized use of the Company's products is difficult, especially in foreign countries. Litigation may continue to be necessary in the future to enforce its intellectual property rights, to protect its trade secrets, to determine the validity and scope of the proprietary rights of others, or to defend against claims of infringement or invalidity. Litigation could result in substantial costs and diversion of resources and could harm its business, operating results and financial condition regardless of the outcome of the litigation.

The Company anticipates acquiring ownership or an exclusive license to a number of copyrights or trademark rights related to the characters that the Company will create. However, the Company cannot be assured that any pending rights will be granted, or that all such rights can provide adequate protection for its intellectual property. The Company's operating results could be seriously harmed by the failure to protect its intellectual property.

   IF THE COMPANY IS ACCUSED OF INFRINGING ON THE INTELLECTUAL PROPERTY RIGHTS OF OTHER PARTIES, IT MAY BECOME SUBJECT TO TIME-CONSUMING AND COSTLY LITIGATION. IF THE COMPANY LOSES, IT COULD SUFFER A SIGNIFICANT IMPACT ON ITS BUSINESS AND IT MAY BE FORCED TO PAY DAMAGES.

Third parties may assert that the Company's products infringe their proprietary rights, or may assert claims for indemnification resulting from infringement claims against it. Any such claims may cause the Company to delay or cancel presenting of its products or pay damages that could seriously harm its business, financial condition and results of operations. In addition, irrespective of the validity or the successful assertion of such claims, the Company could incur significant costs in defending against such claims.

   THE COMPANY'S INVOLVEMENT IN LITIGATION MAY BE EXPENSIVE, MAY BE PROTRACTED, AND CONFIDENTIAL INFORMATION MAY BE COMPROMISED.

Whether or not the Company is successful in any litigation, the Company expects the litigation to consume substantial amounts of its financial and managerial resources. Further, because of the substantial amount of discovery required in connection with this type of litigation, there is a risk that some of the Company's confidential information could be compromised by disclosure.

   THE COMPANY'S BUSINESS MAY SUFFER DUE TO RISKS ASSOCIATED WITH INTERNATIONAL SALES AND OPERATIONS.

The Company anticipates that exported products will account for a portion of its revenues. International business activities are subject to a number of risks, each of which could impose unexpected costs to the Company that would have an adverse effect on its operating results. These risks include: difficulties in complying with regulatory requirements and standards; tariffs and other trade barriers; costs and risks of localizing products for foreign countries; reliance on third parties to distribute the Company's products; longer accounts receivable payment cycles; potentially adverse tax consequences; foreign exchange fluctuation occurring in transactions between hard currency and local currency; limits on repatriation of earnings; burdens of complying with a wide variety of foreign laws; and social, political and economic instability.

   THE COMPANY WILL SUBSTANTIALLY RELY ON AGENTS AND DISTRIBUTORS AS THE SOURCE OF A SUBSTANTIAL AMOUNT OF ITS REVENUE.

The Company anticipates that it will rely on manufacturers' representatives, agents, and distributors to sell its products, and these entities could discontinue selling its products at any time. The loss of any significant agent could seriously harm the Company's operating results.

   THE COMPANY'S OFFICERS, DIRECTORS AND ENTITIES AFFILIATED WITH THEM CONTROL THE COMPANY.

In the aggregate, ownership of the Company's shares by significant shareholders and management represents a large proportion of the Company's issued and outstanding shares of common stock. These stockholders, if acting together, will be able to significantly influence all matters requiring approval by the Company's stockholders, including the election of directors and the approval of mergers or other business combination transactions.

   LIMITED TRADING MARKET FOR THE COMPANY'S COMMON STOCK.

The value and transferability of the Company's common stock may be adversely impacted by the limited trading market for the stock, the penny stock rules and future share issuances. There is a limited market for the Company's common stock in the United States. No assurance can be given that a market for the Company's common stock will develop or that it will be quoted on the NASD's Over-the-Counter Bulletin Board ("OTC-BB").

   THE SALE OR TRANSFER OF THE COMPANY'S COMMON STOCK BY SHAREHOLDERS IN THE UNITED STATES MAY BE SUBJECT TO THE SO-CALLED "PENNY STOCK RULES."

Under Rule 15g-9 of the Exchange Act, a broker or dealer may not sell a "penny stock" (as defined in Rule 3a51-1) to or affect the purchase of a penny stock by any person unless:
(a)   such sale or purchase is exempt from Rule 15g-9;
(b) prior to the transaction the broker or dealer has (i) approved the person's account for transactions in penny stocks in accordance with Rule 15g-9, and (ii) received from the person a written agreement to the transaction setting forth the identity and quantity of the penny stock to be purchased; and
(c) the purchaser has been provided an appropriate disclosure statement as to penny stock investment.

The SEC adopted regulations that generally define a penny stock to be an equity security other than a security excluded from such definition by Rule 3a51-1. Such exemptions include, but are not limited to (i) an equity security issued by an issuer that has (A) net tangible assets of at least $2,000,000 if such issuer has been in continuous operations for at least three years, (B) net tangible assets of at least $5,000,000 if such issuer has been in continuous operation for less than three years, or (C) average revenue of at least $6,000,000 for the preceding three years; (ii) except for purposes of Section 7(b) of the Exchange Act and Rule 419, any security that has a price of $5.00 or more; and (iii) a security that is authorized or approved for authorization upon notice of issuance for quotation on the NASDAQ Stock Market, Inc.'s Automated Quotation System.

It is likely that shares of the Company's common stock, assuming a market were to develop in the U.S. therefore, will be subject to the regulations on penny stocks; consequently, the market liquidity for the common stock may be adversely affected by such regulations limiting the ability of broker/dealers to sell the

Company's common stock and the ability of shareholders to sell their securities in the secondary market in the U.S. Moreover, the Company's shares may only be sold or transferred by the Company's shareholders in those jurisdictions in the U.S. in which an exemption for such "secondary trading" exists or in which the shares may have been registered.

   CONFLICTS OF INTEREST OF CERTAIN DIRECTORS AND OFFICERS OF THE COMPANY.

From time to time certain of the directors and executive officers of the Company may serve as directors or executive officers of other companies and, to the extent that such other companies may participate in the industries in which the Company may participate, the directors of the Company may have a conflict of interest. In addition, the Company's dependence on directors and officers who devote time to other business interests may create conflicts of interest, i.e. that the fiduciary obligations of an individual to the other company conflicts with the individual fiduciary obligations of the Company and vice versa. Directors and officers must exercise their judgment to resolve all conflicts of interest in a manner consistent with their fiduciary duties to the Company. In the event that such a conflict of interest arises at a meeting of the directors of the Company, a director who has such a conflict will abstain from voting for or against the approval of such participation or such terms. In appropriate cases, the Company will establish a special committee of independent directors to review a matter in which several directors, or management, may have a conflict. The Company is not aware of the existence of any conflict of interest as described herein.

                             (c) PROPERTIES

   The Company currently leases the following office space:
        Address: 3200 Wilshire Blvd. North Tower, Los Angeles, CA. 90010, U.S.A. Rental Area of Premises: 1,283 square feet
        Commencement Date: May 01, 2001
        Expiration Date: April 30, 2002
        Base Rent: $1,141.87 per month ($10.68 per square foot)
        Security Deposit: $2,180.00

                   (d) SECURITY OWNERSHIP OF CERTAIN
                     BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of August 22, 2001, the Company's outstanding common stock owned of record or beneficially by each executive officer and director and by each person who owned of record, or was known by the Company to own beneficially, more than 5% of the Company's common stock, and the shareholdings of all Executive Officers and Directors as a group. Each person has sole voting and investment power with respect to the shares shown.

  Name             Position Held                Shares            % of Ownership
  ----             -------------                ------            --------------

  Nak Hoon Kim     President, Director          60,000               0.0035%

  Seung Hee Choi   Director                      Nil                 0.0%

  Name             Position Held                Shares            % of Ownership
  ----             -------------                ------            --------------

  Song Yul Choi    General Manager, Director    160,625              0.009%

  Ju Won Lee       Operations Manager            60,000              0.0035%

  Kim Do Suk       Shareholder                6,137,960             36.07%

All Directors and Officers as a Group
(4 persons)                                     220,625              0.0125%


                      (e) DIRECTORS, EXECUTIVE OFFICERS,
                         PROMOTERS AND CONTROL PERSONS

The following table sets forth the name, age and position of each director and executive officer of the Company.

Name                Age               Position
----                ---               --------
Nak Hoon Kim         40               President, Director
Seung Hee Choi       28               Director
Song Yul Choi        41               General Manager, Director


Nak Hoon Kim, Seung Hee Choi, and Song Yul Choi were elected directors on August 21, 2001 and will serve for one year or until their successors are elected and qualified. Officers will hold their positions at the pleasure of the board of directors, absent any employment agreement.

There is no arrangement or understanding between the directors and officers of the Company and any other person pursuant to which any director or officer was or is to be selected as a director or officer. There are no agreements or understandings for the officers or directors to resign at the request of another person and the above named officers and directors are not acting on behalf of nor will act at the direction of any other person.

The following summary outlines the professional background of the directors and executive officers over the past five years:

Mr. Nak Hoon Kim, President and Director
During the past five years, Mr. Kim has been involved with several companies, comprised of AKOM, an animation production firm in Korea for which he served as manager and Plus One Co. Ltd., an animation production firm also in Korea for which he served as production manager. Mr. Kim also has worked as a production manager for My Plan Korea.

Mr. Seung Hee Choi, Director
Since moving to the Los Angeles area in 1988 to complete high school and attend college as a computer science student, Mr.Choi has held supervisory and managerial positions in the janitorial and restaurant businesses (Tom's Janitorial and Edo-Ya restaurant). In October of 2000 Mr. Choi commenced work with MyPlan USA, Inc.

Mr. Song Yul Choi, Director and General Manager
Mr. Choi holds a Master's degree in Business Administration from Yonsei Business College and is a graduate from the Yonsei University School of Engineering, Korea. Mr. Choi was planning director for Sangwon Development and was employed in strategic planning for Daewoo International, both of Korea. Mr. Choi founded and operated Samjin Co., and was the general manager for First Enterprise Co. Ltd. before joining MyPlan USA, Inc. in its preliminary organizational stage.

None of the Company's directors or officers are currently directors or officers of any other company.

Significant Employees

Mr. Louis Young, Animation Manager
Mr. Young has studied art and animation at Institutes and Academy's in California, Paris and Korea. He has worked as animation director for Toon
Us Animation and has done layouts and animation for Klasky-Csupo. As well, Mr. Young has performed as a storyboard artist/designer and assistant director for Fox Animation.

Mr. Dae Yoon Lee, Graphic Artist
Mr. Lee holds a Phd in computer graphics from the University of P. W. and has been a Professor of image design at Dankook University Graduate School, Korea. Mr. Lee has been President of the Korea Internet Design an Executive Director of WBC Internet Broadcasting, Seoul, Korea. Mr. Lee also served as the Vice President of the Promotion Task Force for World Cup 2002, Korea.

                           (f) EXECUTIVE COMPENSATION

No officer or director has received any remuneration from the Company. Although there is no current plan in existence, it is possible that the Company will adopt a plan to pay or accrue compensation to its officers and directors for services related to the implementation of the Company's business plan.

The Company has no stock option, retirement, incentive, defined benefit, actuarial, pension or profit-sharing programs for the benefit of its directors or officers, but the board of directors may recommend adoption of one or more such programs in the future. The Company has no employment contract or compensatory plan or arrangement with any executive officer of the Company, but anticipates entering into employment contracts with certain management and other key personnel in the future. The directors currently do not receive any cash compensation from the Company for their service as members of the board of directors. Directors will be, however, reimbursed for expenses incurred from their membership on the Board of Directors. There is no compensation committee, and no compensation policies have been adopted. See "Certain Relationships and Related Transactions."

                   (g) CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

No director, executive officer or nominee for election as a director of the Company, and no owner of five percent or more of the Company's outstanding shares or any member of their immediate family has entered into or proposed any transaction in which the amount received exceeds $60,000.

There is no known relationship between any of the directors and executive officers of the Company with major clients or providers of essential products and technology. The Company has a common shareholder (Kim Do Suk) with MyPlan Korea.

In the event conflicts do arise, the Company will attempt to resolve any such conflicts of interest in favor of the Company. The directors and executive officers of the Company are accountable to the Company and its shareholders as fiduciaries, which requires that such directors and executive officers exercise good faith and integrity in handling the Company's affairs. A shareholder may be able to institute legal action on behalf of the Company to recover damages or for other relief in cases of conflict resolution in any manner prejudicial to the Company.

                       (h) DESCRIPTION OF SECURITIES

The following description of the Company's capital stock is a summary of the material items of the Company's Articles of Incorporation. This summary is subject to and qualified in its entirety by the Company's articles of incorporation and bylaws and by the applicable provisions of Nevada law. The Company's authorized capital consists of 100,000,000 shares of common stock of $0.001 par value per share. Immediately following the Merger, 17,016,000 shares of common stock were issued and outstanding. For each share held each record holder of common stock is entitled to one vote on all matters properly submitted to the shareholders for their vote.

The articles of incorporation do not permit cumulative voting for the election of directors. Because the holders of shares of the Company's common stock do not have cumulative voting rights, the holders of more than 50% of the Company's outstanding shares, voting for the election of directors, can elect all of the directors to be elected, if they so choose. In such event, the holders of the remaining shares will not be able to elect any of the Company's directors.

Shareholders have preemptive rights to purchase shares in future issuances of the Company's common stock. Each shareholder is entitled to purchase that number of shares of the corporation which are issued for money by the Company that bear the same ratio to the number of shares then proposed to be issued as the number of shares held by the shareholder bears to the number of shares outstanding prior to the issuance.

No shareholder is allowed to transfer or dispose of any share of stock of the Company unless first offering the stock to the Company. The Company has the right to purchase the stock at a price equal to the market value within 30 days after the offer. If the Company does not purchase the stock within 30 days, the shareholder is free to transfer or dispose of the stock.

The holders of shares of common stock are entitled to dividends prorata, out of funds legally available therefore, when and as declared by the board of directors. The board of directors has never declared a dividend and does not anticipate declaring a dividend in the future. In the event of liquidation, dissolution or winding up of the affairs of the Company, holders are entitled to receive, ratably, the net assets of the Company available to shareholders after payment of all creditors.

All of the issued and outstanding shares of common stock are duly authorized, validly issued, fully paid and non assessable. To the extent that additional shares of the Company's common stock are issued, the relative interests of existing shareholders may be diluted.

  (i) MARKET PRICE OF AND DIVIDENDS ON THE REGISTRANT'S COMMON EQUITY AND OTHER
                           SHAREHOLDER MATTERS

There is no trading market for the Company's common stock at present and there has been no trading market to date. There is no assurance that a trading market will ever develop or, if such a market does develop, that it will continue. Due to the anticipated low price of the securities (less than $5.00), many brokerage firms may not be willing to effect transactions in the securities. Even if a purchaser finds a broker willing to effect a transaction in the Company's common stock, the combination of brokerage commissions, state transfer taxes, if any, and other selling costs may exceed the selling price.

The Company may apply for listing on the NASD's OTC Bulletin Board. To qualify for such a listing, an equity security must have at least one registered broker-dealer, known as a market maker, willing to list bid and sale quotations and to sponsor the Company for listing on the Bulletin Board. The Company may be unable to find a market maker willing to sponsor the Company. If the Company does qualify for the OTC Bulletin Board, shareholders may still find it difficult to dispose of, or to obtain accurate quotations as to the market value of, the Company's securities trading on the OTC Bulletin Board.

The Company's securities will also be subject to the SEC's "penny stock" rules. A penny stock is any equity security that has a market price of less than $5.00 per share or with an exercise price of less than $5.00 per share, subject to certain rules which include Rules 3a51-1 and 15g-1 to 7 under the Exchange Act. The rules may further affect the ability of owners of the Company's shares to sell their securities in any market that may develop for them. Shareholders should be aware that, according to the SEC Release Number 34-29093, the market for penny stocks has suffered in recent years from patterns of fraud and abuse. Such patterns include:

  * control of the market for the security by one or a few broker-dealers that are often related to the promoter or issuer;
  * manipulation of prices through pre-arranged matching of purchase and sales and false and misleading press releases;
  * "boiler room" practices involving high pressure sales tactics and unrealistic price projections by inexperienced sales persons;
  * excessive and undisclosed bid-ask differentials and markups by selling broker-dealers; and
  * the wholesale dumping of the same securities by promoters and broker-dealers after prices have been manipulated to a desired level, along with the inevitable collapse of those prices with consequent investor losses.

There may be a limited market for penny stocks due to the regulatory burdens on broker-dealers. The market among dealers may not be active. Investors in penny stocks often are unable to sell stock back into the market where they bought the stock. The mark ups or commissions charged by the broker-dealers may be greater than any profit a seller may make. Because of large dealer spreads, investors may be unable to sell the stock immediately back to the dealer at the same price the dealer sold the stock to the investor. In some cases, the stock may fall quickly in value. Investors may be unable to reap any profit from any sale of the stock, if they can sell it at all.

Holders of Common Equity. As of August 22, 2001, there were 17,016,000 shares
--------------------------
of common stock outstanding, held of record by 374 shareholders.

                            (j) LEGAL PROCEEDINGS

The Company is not a party to any pending legal proceeding or litigation and none of its property is the subject of a pending legal proceeding. Further, the directors and executive officers know of no legal proceedings against the Company or its property contemplated by any governmental authority.

               (k) CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS

None.

                    (l) RECENT SALES OF UNREGISTERED SECURITIES

On August 20, 2001, the Company issued 15,000,000 shares of common stock at a price of $0.01 per share for aggregate proceeds of $150,000. The proceeds will be used for working capital. The offer and sale of the stock was made pursuant to Regulation S and/or Rule 506 of Regulation D under the Act. All of the purchasers were accredited investors.

On August 20, 2001, the Company issued 1,966,000 shares of common stock in exchange for services rendered. The stock was issued pursuant to Regulation S and/or Rule 506 of Regulation D under the Act. All of the stockholders were foreign corporations.

On August 21, 2001, the Company issued 50,000 shares of common stock to the shareholders of VJG4, Inc. pursuant to the Merger. The common stock was offered and sold pursuant to Rule 506 of Regulation D under the Act.

                   (m) INDEMNIFICATION OF DIRECTORS AND OFFICERS

The Company has a provision in the its Articles of Incorporation limiting the liability of its officers, directors and agents. The Company's officers and directors are not be liable to the Company for monetary damages occurring because of a breach of their fiduciary duty as officers and directors in certain circumstances. Such limitation does not affect liability for any breach of an officer or director's duty to the Company or the Company's shareholders by reason of the officer's or director's negligence or willful misconduct.

Insofar as indemnification for liabilities occurring pursuant to the Act may be permitted to directors, executive officers or persons controlling the Company pursuant to the foregoing provisions, the Company has been informed that it is the opinion of the SEC that such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable.

                       (n) REPORTS TO SHAREHOLDERS

The Company plans to furnish its shareholders with an annual report for each fiscal year containing financial statements audited by its independent certified public accountants. Following the merger, the Company is a reporting company under Section 12g of the Exchange Act, and as such is required to file quarterly and annual reports and proxy statements. Any document filed by the Company may be read and copied at the Commissions Public Reference Room located at 450 Fifth Street N.W., Washington D.C. 20549, and the public reference room in Illinois. Please call the SEC at 1-800-SEC-0330 for further information about the public reference rooms. The Company's filings with the SEC are also available to the public from the SEC's web-site at http://www.sec.gov.
                                  -------------------

ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE

Successor Issuer Election
-------------------------

Upon effect of the merger, pursuant to Rule 12g-3(a) under the Exchange Act, the Company became the successor issuer to VJG for reporting purposes under the Exchange Act and elected to report under the Exchange Act effective August 21, 2001.

As a reporting issuer, the Company will be registered under the rules of the Exchange Act, prescribing and furnishing the content of proxy statements, quarterly and annual reports to shareholders and other reporting issues. Officers, directors and principal shareholders are required to report under the short-swing profit recovery provisions contained in Section 16 of the Exchange Act.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA COMMENT AND EXHIBITS

Financial Statements

The following audited financial statements of MyPlan USA, Inc. are provided pursuant to Regulation S-B, Item 310(c) under the Act. These financial statements were previously filed with the SEC by the Company on October 22, 2001, with the intention of complying with the sixty-day time requirement for filing audited financial statements of the acquired entity.

     INDEX  TO  FINANCIAL  STATEMENTS  Page

     Report  of  Independent  Chartered  Accountants          29

     Balance  Sheet  (audited)                                30

     Statement  of  Operations  (audited)                     31

     Statement of Stockholders' Equity
     (Deficiency) (audited)                                   32

     Statement of Cash Flows (audited)                        33

     Notes to Financial Statements (audited)                 34

                   REPORT OF INDEPENDENT CHARTERED ACCOUNTANTS

TO  THE  BOARD  OF  DIRECTORS  AND  STOCKHOLDERS
OF  MYPLAN  USA,  INC.
(A  DEVELOPMENT  STAGE  COMPANY)

We have audited the balance sheet of MyPlan USA, Inc. (A Development Stage Company) as at August 31, 2001 and the statement of operations, stockholders' equity and cash flow for the period from the date of incorporation, August 2, 2001 to August 31, 2001. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform an audit to obtain reasonable assurance whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of MyPlan USA, Inc. (A Development Stage Company), as at August 31, 2001 and the results of its operations and its cash flows for the period from the date of incorporation, August 2, 2001 to August 31, 2001 in accordance with generally accepted accounting principles in the United States of America.

The accompanying financial statements have been prepared assuming the Company will continue as a going concern. As discussed in note 1 to the financial statements, the Company has not generated any revenues since inception. These factors raise substantial doubt about its ability to continue as a going concern. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.


"Pannell  Kerr  Forster"

Chartered  Accountants

Vancouver,  Canada
October  5,  2001


MYPLAN  USA,  INC.
(A  DEVELOPMENT  STAGE  COMPANY)
BALANCE  SHEET
AUGUST  31,  2001
(U.S.  DOLLARS)


ASSETS

CASH                                                             $   9,846
                                                                 ----------

LIABILITIES

CURRENT
 Accounts payable and accrued liabilities                        $  50,313
 Due to stockholders                                                 4,522
---------------------------------------------------------------  ----------


TOTAL LIABILITIES                                                   54,835
                                                                  ---------

STOCKHOLDERS' EQUITY (DEFICIENCY)
COMMON STOCK
  Authorized
   100,000,000     Shares of common stock with a par value of 0.001 each
  Issued and Outstanding
    17,016,000     Shares of common stock                           17,016
---------------------------------------------------------------  ----------
ADDITIONAL PAID-IN CAPITAL                                         152,899
---------------------------------------------------------------  ----------
DEFICIT ACCUMULATED DURING THE DEVELOPMENT STAGE                  (214,904)
---------------------------------------------------------------  ----------


TOTAL STOCKHOLDERS' EQUITY (DEFICIENCY)                            (44,989)
---------------------------------------------------------------  ----------


                                                                 $   9,846
                                                                 ----------


See  notes  to  financial  statements.


MYPLAN  USA,  INC.
(A  DEVELOPMENT  STAGE  COMPANY)
STATEMENT  OF  OPERATIONS
PERIOD  FROM  DATE  OF  INCEPTION  (AUGUST  2,  2001)  TO  AUGUST  31,  2001
(U.S.  DOLLARS)

EXPENSES
  Amalgamation                      $  120,050
  License and trademark                 40,000
  Animation character design            20,000
  Professional and consulting fees       9,200
  Market research                        8,460
  Reorganization                         3,500
  Transfer agent                         1,000
  Bank charges                             154

NET LOSS                            $ (202,364)

BASIC AND DILUTED
  Loss per share                    $    (0.03)

SHARES USED IN BASIC AND DILUTED
  PER SHARE COMPUTATION              6,454,345
----------------------------------  -----------

See  notes  to  financial  statements.


MYPLAN  USA,  INC.
(A  DEVELOPMENT  STAGE  COMPANY)
STATEMENT  OF  STOCKHOLDERS'  EQUITY
PERIOD  FROM  DATE  OF  INCEPTION  (AUGUST  2,  2001)  TO  AUGUST  31,  2001
(U.S.  DOLLARS)
                                                                          Total
                         Common Stock          Additional         Stockholders'
                        Number             Paid-in     Accumulated       Equity
                      of Shares   Amount   Capital      Deficit    (Deficiency)

August 2, 2001
  (Inception)             0      $     0   $      0    $       0      $        0
Issuance of common
stock                                             0
For cash             15,000,000   15,000    135,000            0         150,000
For services note
 2(d))                1,966,000    1,966     17,694            0          19,660
To acquire VJG4,
 Inc. (note 1)           50,000       50        205      (12,540)       (12,285)
Net loss August 31,
 2001                         0        0          0     (202,364)      (202,364)

Balance, August
31, 2001             17,016,000  $17,016   $152,899    $(214,904)     $ (44,989)

The 50,000 shares issued to acquire VJG4, Inc. are "restricted securities" subject to Rule 144 of the Securities Act of 1933.

See  notes  to  financial  statements.


MYPLAN  USA,  INC.
(A  DEVELOPMENT  STAGE  COMPANY)
STATEMENT  OF  CASH  FLOWS
PERIOD  FROM  DATE  OF  INCEPTION  (AUGUST  2,  2001)  TO  AUGUST  31,  2001
(U.S.  DOLLARS)
                                            CUMULATIVE
                                            ------------
                                            FROM INCEPTION
                                            TO AUGUST 31, 2001
OPERATING ACTIVITIES
  Net loss                                  $  (202,364)
  Shares issued for services                     19,660
  Amalgamation costs paid with shares                50
CHANGES IN OPERATING
ASSET AND LIABILITIES
  Accounts payable and accrued liabilities       42,500

NET CASH USED BY OPERATING ACTIVITIES          (140,154)

FINANCING ACTIVITY
  Issuance of common stock for cash             150,000

NET INFLOW OF CASH                                9,846
------------------------------------------  ------------
CASH, BEGINNING OF PERIOD                             0
------------------------------------------  ------------
CASH, END OF PERIOD                         $     9,846
------------------------------------------  ------------

NON-CASH ACTIVITIES
  Shares issued for shares of VJG4, Inc.    $    12,335
  Shares issued for services                $    19,660


See  notes  to  financial  statements.

MYPLAN USA, INC.
(A DEVELOPMENT STAGE COMPANY)
NOTES TO FINANCIAL STATEMENTS
AUGUST 31, 2001
(U.S. DOLLARS)

1.     ORGANIZATION  AND  NATURE  OF  OPERATIONS

The Company was incorporated August 2, 2001 under the laws of the State of Nevada. The objective of the Company is to provide pre-production and post-production services to the animation industry.

On August 20, 2001 the Company acquired all of the outstanding shares of common stock of VJG4, Inc. for 50,000 shares of the Company assigned their par value of $50 and for $40,000 and then merged with VJG4, Inc. Following the merger, all VJG4, Inc. shares of common stock were cancelled. VJG4, Inc. was a development stage company and had no operations to the date of the merger other than organizational and administrative activities. The cash payment of $40,000 was expensed as amalgamation cost.

With effect from August 21, 2001, VJG4, Inc. ceased to exist and all of its assets and liabilities became those of the Company. As a result, the Company's financial statements at August 31, 2001 present the financial position of the consolidated entity formed by the merger of August 20, 2001. At the date of acquisition VJG4, Inc. had no assets, had liabilities of $12,335 and an accumulated deficit of $12,540.

The Company is a development stage company. The ability of the Company to emerge from the development stage with respect to its planned principal business activity is dependent upon its successful efforts to raise additional equity financing. There is no guarantee that the Company will be able to raise any equity financing.

There is substantial doubt regarding the Company's ability to continue as a going concern. The Company intends to obtain additional capital from third parties to finance its involvement in the animation industry.

2.     SIGNIFICANT  ACCOUNTING  POLICIES

(a)     Other  comprehensive  income  (loss)

The Company may, in the future, have other comprehensive income (loss) arising from foreign currency translation.

(b)  Net  loss  per  share

Net loss per share calculations are based on the weighted average number of common shares outstanding during the reporting period.

(c)     Use  of  estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and would impact future results of operations and cash flows.

MYPLAN USA, INC.
(A DEVELOPMENT STAGE COMPANY)
NOTES TO FINANCIAL STATEMENTS
AUGUST 31, 2001
(U.S. DOLLARS)

2.     SIGNIFICANT  ACCOUNTING  POLICIES  (Continued)

(d)     Common  stock  issued  for  services

The Directors of the Company determined that $19,660 was the fair market value of services received by the Company from contractors.

(e)     Financial  instruments

The Company's financial instruments consist of cash, accounts payable and due to stockholders. It is management's opinion that the Company is not exposed to significant interest, currency or credit risks arising from these financial instruments. The fair value of these financial instruments approximates their carrying value.

3.     INCOME  TAXES

The Company has operating losses, which may be carried forward to apply against future years' taxable income. The tax effect has not been recorded in these financial statements.

The  components  of  future  income  tax  assets  are  as  follows:

                                           2001
                                           ----
Future income tax assets
-----------------------------------
  Net operating loss carry forwards  $202,364
-----------------------------------  ---------
  Appropriate tax rate                     45%
-----------------------------------  ---------
                                       91,064
                                     ---------
Less:  Valuation allowance            (91,064)
-----------------------------------  ---------
Tax assets                           $    0.0
-----------------------------------  ---------

Net  operating  losses  for  U.S.A. income tax purposes expire in the year 2022.

Pro Forma Financial Information
-------------------------------

The financial statements set forth above serve as the pro forma financial statements Required by Regulation S-B, Item 310(d), as VJG's financial information taken as a whole is immaterial to that of the Company and the audited financial statements of MyPlan USA, Inc. are those of the combined surviving entity following the merger.

Exhibits
--------

Exhibit No.   Description
-----------   ------------------------------------------------------------------
2* Agreement and Plan of Merger By and Between MyPlan USA, Inc. and VJG4, Inc. dated August 20, 2001

3.1* Certificate of Amendment of MyPlan USA, Inc. filed on August 20, 2001 (increasing the authorized stock of the company to 100,000,000 shares of common stock, no par value per share)

3.2*           Articles of Incorporation of MyPlan USA, Inc. filed on August 2,
               2001

3.3*           Bylaws of MyPlan USA, Inc.

4*             Specimen Share Certificate

5*             News Release - MyPlan USA announces merger with VJG4, Inc.

*  Previously  filed  with  the  SEC  on August 23, 2001 in a report on Form
8-K 12g-3.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MYPLAN USA, INC.

  August 22, 2001                            By:       /s/ Nak Hoon Kim
------------------                               -------------------------------
     (Date)                                  Name:   Nak Hoon Kim
                                                  ------------------------------
                                              Its:   President
                                                  ------------------------------